SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 13, 2000



                              EDISON INTERNATIONAL
             (Exact name of registrant as specified in its charter)



           CALIFORNIA                    001-9936               95-4137452
 (State or other jurisdiction of     (Commission file        (I.R.S. employer
 incorporation or organization)           number)           identification no.)



                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-2222
              (Registrant's telephone number, including area code)


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Items 1 through 4, 6, 8 and 9 are not included because they are inapplicable.

Item 5.  Other Events

On July 13, 2000, Edison International agreed to sell $250,000,000 aggregate principal amount of its Floating Rate Notes Due 2001 ("Notes"). For further information concerning the Notes, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                              Description
-------                             -----------

1                 Underwriting Agreement dated July 13, 2000

4.1               Supplemental Indenture No. 2 dated July 18, 2000

4.2               Form of Floating Rate Note Due 2001 (Exhibit A to Exhibit 4.1)

12                Computation of Ratio of Earnings to Fixed Charges

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EDISON INTERNATIONAL
                                                (Registrant)



                                             KENNETH S. STEWART
                                 ---------------------------------------------
                                             KENNETH S. STEWART
                               Assistant General Counsel and Assistant Secretary


July 20, 2000